UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 12, 2008
Apollo Group, Inc.
(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4025 S. Riverpoint Parkway, Phoenix,
Arizona		85040

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (480) 966-5394

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On December 12, 2008, Apollo Group, Inc. (the “Company”) entered into amendments to the following employment agreements with three named executive officers of the Company:

Name	Title	Agreement
Joseph L. D’Amico	President, Chief Financial Officer and Treasurer	Employment Agreement between the Company and Joseph L. D’Amico, dated June 5, 2007, as amended effective as of June 15, 2007

Gregory W. Cappelli	Executive Vice President, Global Strategy and Assistant to the Executive Chairman	Employment Agreement between the Company and Gregory W. Cappelli, dated June 28, 2007, effective as of March 31, 2007

P. Robert Moya	Executive Vice President, General Counsel and Secretary	Employment Agreement between the Company and P. Robert Moya, dated August 31, 2007, effective as of August 31, 2007
The amendment to each employment agreement will become effective as of January 1, 2009 and will effect the following principal changes to each agreement:
          (i) The various compensation provisions in effect for the named executive officer under his employment agreement will be restructured so as to comply with the applicable requirements of Section 409A of the Internal Revenue Code and the Treasury Regulations issued thereunder.
          (ii) The bonus component of the severance benefit formula that would become applicable upon an involuntary termination of the named executive officer’s employment by the Company without cause or upon his resignation for good reason will be modified so that the formula will no longer be tied to a multiple (two times for Messrs. D’Amico and Cappelli and one time for Mr. Moya) of his target bonus for the year in which such termination or resignation occurs. Instead, the bonus component of the formula will be tied to the applicable multiple of the average of the actual bonuses earned by the named executive officer for the three (or fewer) fiscal years preceding the fiscal year in which such termination or resignation occurs.
In addition, the Company entered into amended and restated restricted stock unit issuance agreements with each of the three named executive officers for the purpose of bringing the prior agreements into documentary compliance with Section 409A of the Internal Revenue Code, effective January 1, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Group, Inc.
December 17, 2008	By:	/s/ Brian L. Swartz
		Name:	Brian L. Swartz
Title: Senior Vice President of Finance and Chief Accounting Officer